AB Tax-Aware Real Return Income Shares

Portfolio of Investments

July 31, 2023 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 81.0%
Long-Term Municipal Bonds – 76.3%
Alaska – 5.3%
Alaska Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation Obligated Group) Series 2019 4.00%, 04/01/2033	$445	$446,276

Arizona – 3.5%
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2019-B 5.00%, 07/01/2033	275	295,727

Colorado – 4.2%
Weld County School District No. RE-2 Eaton Series 2019 5.00%, 12/01/2027	325	353,966

Connecticut – 10.4%
City of New Haven CT Series 2017-A 5.25%, 08/01/2026	70	73,339
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020-A 5.00%, 07/01/2034	515	558,585
State of Connecticut Series 2020-A 5.00%, 01/15/2031	215	243,103

		875,027

District of Columbia – 3.9%
District of Columbia (District of Columbia Fed Hwy Grant) Series 2020 5.00%, 12/01/2031	290	325,414

Florida – 4.3%
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2033	250	258,651
Greater Orlando Aviation Authority Series 2019-A 5.00%, 10/01/2027	95	100,722

		359,373

Illinois – 8.1%
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2032	100	99,491
Sales Tax Securitization Corp. Series 2020-A 5.00%, 01/01/2026	270	279,583

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2018-A 5.00%, 10/01/2025	$295	$304,106

		683,180

Kentucky – 11.6%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2027	100	103,851
Kentucky Public Energy Authority (Morgan Stanley) Series 2019-C 4.00%, 02/01/2050	570	564,585
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2020-A 4.00%, 10/01/2040	320	307,883

		976,319

Louisiana – 1.2%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5. 85%, 08/01/2041(a)	100	102,269

Michigan – 2.1%
Michigan State University Series 2019-C 5.00%, 08/15/2032	160	177,013

New Jersey – 4.3%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 12/15/2031	330	364,646

New York – 1.8%
Metropolitan Transportation Authority Series 2020-C 4.75%, 11/15/2045	150	152,689

Ohio – 1.9%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2034	150	162,232

Pennsylvania – 3.5%
City of Philadelphia PA Series 2019-B 5.00%, 02/01/2030	155	171,821
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 06/01/2025	120	122,937

		294,758

	Principal Amount (000)	U.S. $ Value

Texas – 2.2%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	$100	$100,257
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	100	79,823

		180,080

Virginia – 3.3%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) 2.65%, 06/15/2036(a)	100	81,126
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2019 5.00%, 02/01/2026	190	199,078

		280,204

West Virginia – 4.1%
State of West Virginia Series 2019 5.00%, 06/01/2027	315	339,634

Wisconsin – 0.6%
UMA Education, Inc. Series 2019 5.00%, 10/01/2034(a)	50	50,339

Total Long-Term Municipal Bonds (cost $6,837,886)		6,419,146

Short-Term Municipal Notes – 4.7%
Idaho – 3.5%
Idaho Health Facilities Authority (St. Luke’s Health System Ltd. Obligated Group/ID) Series 2018-C 4.45%, 03/01/2048(b)	300	300,000

Oregon – 1.2%
Oregon State Facilities Authority (PeaceHealth Obligated Group) Series 2018-A 4.45%, 08/01/2034(b)	100	100,000

Total Short-Term Municipal Notes (cost $400,000)		400,000

Total Municipal Obligations (cost $7,237,886)		6,819,146

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 11.3%
Investment Companies – 11.3%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 5.19%(c) (d) (e) (cost $949,204)	949,204	$949,204

Total Investments – 92.3% (cost $8,187,090)(f)		7,768,350
Other assets less liabilities – 7.7%		645,262

Net Assets – 100.0%		$8,413,612

CENTRALLY CLEARED INFLATION (CPI) SWAPS

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	900	12/24/2024	1.846%	CPI#	Maturity	$103,959	$—	$103,959
USD	2,000	02/10/2027	1.755%	CPI#	Maturity	266,012	—	266,012
USD	750	03/02/2029	2.623%	CPI#	Maturity	3,428	—	3,428
USD	2,350	12/24/2029	1.978%	CPI#	Maturity	325,461	—	325,461

						$698,860	$—	$698,860

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	6,060	02/01/2025	4.283%	1 Day SOFR	Annual	$89,688	$—	$89,688
USD	7,010	02/01/2028	3.469%	1 Day SOFR	Annual	214,938	—	214,938
USD	2,830	02/01/2033	3.250%	1 Day SOFR	Annual	126,954	—	126,954

						$431,580	$—	$431,580

INFLATION (CPI) SWAPS

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA	USD	1,000	04/29/2036	2.498%	CPI#	Maturity	$94,393	$—	$94,393

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	1 Day SOFR	Maturity	USD	5,092	04/01/2024	$(18,004)
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	1 Day SOFR	Maturity	USD	8,423	04/24/2024	(235,722)

						$(253,726)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At July 31, 2023, the aggregate market value of these securities amounted to $313,557 or 3.7% of net assets.

(b)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(f)

As of July 31, 2023, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $1,237,803 and gross unrealized depreciation of investments was $(685,436), resulting in net unrealized depreciation of $552,367.

Glossary:

FHLMC – Federal Home Loan Mortgage Corporation

SOFR – Secured Overnight Financing Rate

AB Tax-Aware Real Return Income Shares

July 31, 2023 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2023:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$6,419,146	$—	$6,419,146
Short-Term Municipal Notes	—	400,000	—	400,000
Short-Term Investments	949,204	—	—	949,204

Total Investments in Securities	949,204	6,819,146	—	7,768,350
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps	—	698,860	—	698,860
Centrally Cleared Interest Rate Swaps	—	431,580	—	431,580
Inflation (CPI) Swaps	—	94,393	—	94,393
Liabilities:
Total Return Swaps	—	(253,726)	—	(253,726)

Total	$949,204	$7,790,253	$—	$8,739,457

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the three months ended July 31, 2023 is as follows:

Fund	Market Value 04/30/2023 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 07/31/2023 (000)	Dividend Income (000)
Government Money Market Portfolio	$919	$1,539	$1,509	$949	$10